Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
CASH AND CASH EQUIVALENTS
Cash balances	$ 42,660	$ 31,416
Bank balances	330,471,774	24,960,269
Time deposits	591,570	14,600,772
Other fixed-income instruments	930,009	196,092,043
Total	$ 332,036,013	$ 235,684,500